UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported) March 1, 2017

ULTRALIFE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-20852	16-1387013
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Technology Parkway, Newark, New York		14513
(Address of principal executive offices)		(Zip Code)

(315) 332-7100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

In a press release dated March 1, 2017, Ultralife Corporation (NASDAQ: ULBI) announced that it received a firm-fixed price, indefinite quantity contract for purchases not to exceed $21.4 million from the U.S. Government’s Defense Logistic Agency (DLA) for its lithium manganese dioxide, non-rechargeable BA-5390 batteries. The award consists of a three-year base contract with two one-year option periods. The amounts and timing of deliveries under this contract is at the discretion of the DLA.

Item 9.01 Financial Statements, Pro Forma Financials and Exhibits

(d)        Exhibits

              99.1 Press Release of Ultralife Corporation dated March 1, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRALIFE CORPORATION

March 1, 2017	By:	/s/ Philip A. Fain
Chief Financial Officer and Treasurer